UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  April 5, 2012

InspireMD, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54335	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2012 (the “Closing Date”), InspireMD, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Buyers”) pursuant to which the Company issued (i) senior secured convertible debentures in the original aggregate principal amount of $11,702,128 (the “Debentures”) and (ii) warrants to purchase an aggregate of 3,343,465 shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (the “Warrants”) for aggregate gross proceeds of $11,000,000 (the “Private Placement”).

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, a Security Agreement, an Intellectual Property Security Agreement, a Deposit Account Control Agreement and various ancillary certificates, disclosure schedules and exhibits in support thereof, each dated April 5, 2012. In addition, the subsidiaries of the Company entered into a Subsidiary Guarantee in favor of the Buyers, dated April 5, 2012, and InspireMD Ltd., a wholly-owned subsidiary of the Company, issued to the Buyers a Fixed and Floating Charge Debenture, dated April 5, 2012.

The following is a brief summary of each of those agreements. These summaries are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

Securities Purchase Agreement

The Securities Purchase Agreement provides for the purchase by the Buyers and the sale by the Company of the Debentures and the Warrants (collectively, the “Securities”). The Securities Purchase Agreement contains representations and warranties of the Company and the Buyers that are typical for transactions of this type. The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Buyers. Accordingly, the representations and warranties contained in the Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Securities Purchase Agreement contains covenants on the part of the Company that are typical for transactions of this type, as well as the following covenants:

•
Should the Company fail to timely remove a restrictive legend from a certificate for shares of Common Stock issued or issuable upon the conversion of the Debentures or upon exercise of the Warrants (the “Underlying Shares”) , the Company is required to pay the Buyers certain liquidated damages penalties.

•
Until the earliest of (i) the five year anniversary of the Closing Date and (ii) the time that no Buyer holds or has the right to acquire at least $375,000 of the Underlying Shares (based on the volume-weighted average price of the Common Stock on the date of determination) (such earlier date, the “End Date”), the Company is required to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

•
Should the Company, at any time commencing six months following the Closing Date and ending on the End Date, fail to satisfy the public information requirement under Rule 144(c) of the Securities Act of 1933, as amended (the “Securities Act”), the Company shall pay the Buyers liquidated damages of 1% of their purchase price on the date of such failure and on each 30th day thereafter until such public information failure has been cured or such time as public information is no longer required pursuant to Rule 144.

•
The Company is required to use the proceeds from the Private Placement for conducting clinical trials, expanding its sales and marketing division and general working capital purposes. The Company may not use any of the proceeds from the Private Placement (i) for the repayment of debt, (ii) for the redemption or repurchase of any equity securities, (iii) for the settlement of any claims, actions or proceedings against the Company or any of its subsidiaries, or (iv) in violation of Foreign Corrupt Practices Act of 1977, as amended, or the Office of Foreign Assets Control of the U.S. Treasury Department regulations.

•
The Company is required to ensure that, on a continuous basis, there is a sufficient number of shares authorized that equals or exceeds the maximum aggregate number of Underlying Shares issued or potentially issuable in the future, ignoring any conversion or exercise limits set forth therein, using a conversion price that is equal to 75% of the then current Conversion Price (as defined below) and all such Underlying Shares are required to be approved for listing on the Company’s principal trading market.

•
Until the End Date, the Company may not (i) issue additional shares of Common Stock or any securities convertible to, exchangeable for or exercisable for Common Stock with a price that varies or may vary with the market price of the Common Stock, or (ii) enter into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

•
Until the one year anniversary of the Closing Date, other than to qualify for initial listing on a national securities exchange or to meet the continued listing requirements of such exchange, the Company may not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Buyers holding 60% in principal amount of outstanding Debentures.

•
In the event that Sol J. Barer, Ph.D., ceases to serve as chairman of the Company due to (i) his resignation following a material adverse change to the condition of Dr. Barer or any member of Dr. Barer’s immediate family or (ii) any action taken by the Company’s unaffiliated stockholders, one of the Buyers will have the right to nominate, and have appointed, two director designees to the Company’s board of directors, subject to the satisfaction of certain conditions.

The Securities Purchase Agreement also obligates the Company to indemnify the Buyers for certain losses resulting from (i) any breach of any representation or warranty made by the Company or any obligation of the Company, and (ii) certain third party claims.

Senior Secured Convertible Debentures

Repayment

The Debentures were issued in the original aggregate principal amount of $11,702,128 and at an original issue discount of 6%. The Debentures mature on April 5, 2014 (the “Maturity Date”), or such earlier date as required or permitted by the Debentures, upon which such date the entire outstanding principal balance and any outstanding fees or interest will be due and payable in full. The Debentures bear interest at the rate of 8% per annum, which rate is increased to 12% upon and during the occurrence of an event of default (as described below) and is further increased in the event that, after the occurrence of an event of default, the Debentures are voted to be redeemed by Buyers holding at least 60% of the Debentures (as described below). Interest on the Debentures is payable quarterly beginning on July 1, 2012.

Conversion

The Debentures, including accrued interest on such Debentures, are convertible at the option of the Buyers into shares of Common Stock at an initial conversion price of $1.75 per share, subject to adjustment for stock splits, fundamental transactions or similar events (the “Conversion Price”).

The Company may force conversion of the Debentures if, amongst other things, the closing bid price on the Company’s stock equals or exceeds 165% of the Conversion Price for twenty consecutive trading days, the minimum daily trading volume for such period is $1,100,000, all of the Underlying Shares during such period are either registered for resale with the Securities and Exchange Commission (the “SEC”) or eligible for sale pursuant to Rule 144 and there is no existing event of default or no existing event which, with the passage of time or the giving of notice, would constitute an event of default during such period.

           The Debentures contain certain limitations on conversion. For example, they provide that no conversion may be made if, after giving effect to the conversion, any Buyer would own in excess of 4.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased to a  percentage not to exceed 9.99%, at the option of such Buyer, except any increase will not be effective until 61 days’ prior notice to the Company.

The Debentures impose penalties on the Company for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

Events of Default

The Debentures contains a variety of events of default that are typical for transactions of this type, as well as the following events:

•
The failure by the Company to perform a covenant or agreement under any of the Securities Purchase Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Security Agreement, the Israel Security Agreement (as defined below) and the Subsidiary Guarantee (collectively, the “Transaction Documents”) (other than a breach by the Company (i) to deliver shares of Common Stock upon conversion of the Debentures or exercise of the Warrants or (ii) under the Registration Rights Agreement) when, unless a cure period is specifically provided with respect to such failure to observe or perform, such failure is not cured within the earlier of four trading days after receiving notice or seven trading days after the Company should have been or was aware of such failure.

•	A default by the Company or any subsidiary of the Company on the payment of indebtedness and (i) such indebtedness is greater than $375,000 and (ii) such indebtedness is accelerated.

•	The Common Stock becoming ineligible for listing on a trading market for at least five trading days.

•	The Company’s involvement in a change of control transaction or a sale or transfer of at least 50% of its assets.

•
The failure to issue shares upon conversion of any Debentures prior to the sixth trading day after the relevant conversion date or upon exercise of any Warrants prior to the sixth trading date after the relevant exercise date or a notice of the Company’s intention not to comply with a request for conversion or exercise, as the case may be.

•
Sol J. Barer, Ph.D. ceasing to serve as chairman of the Company, except as a result of (i) Dr. Barer’s resignation as a director due to a material adverse change to the condition of Dr. Barer or any member of Dr. Barer’s immediate family or (ii) any action by the Company’s unaffiliated stockholders so long as one of the Buyers is afforded the right to appoint two persons to the Company’s board of directors and certain other conditions relating to continuing independence of a majority of the board of directors and its chairman.

•	A judgment of at least $375,000 being ordered against the Company and such judgment is not vacated within 45 days.

•	The Company’s inability to meet the current public information requirements under Rule 144 with respect to the Underlying Shares.

•	The failure to complete the initial enrollment of the Company’s MASTER Trial by January 1, 2013.

•	The failure to pay liquidated damages under the Registration Rights Agreement for more than 30 calendar days.

If there is an event of default, then by election of the Buyers holding at least 60% of the Debentures, the Company shall redeem all of the Debentures in cash for 112% of the outstanding principal, together with all unpaid and accrued interest, all interest that would have been payable through the Maturity Date and any other amounts due under the Debentures (such amount, the “Mandatory Default Amount”).  The Mandatory Default Amount shall accrue interest at a rate of 24% per annum commencing on the fifth calendar date following the relevant event of default.

Redemption

Commencing 18 months following the original issuance date of the Debentures, the Buyers may require the Company to redeem all or a portion of the Debentures, for a price equal to 112% of the amount of principal to be redeemed plus all accrued but unpaid interest and other amounts due under the Debentures.

Commencing 6 months following the original issuance date of the Debentures, the Company may redeem all or a portion of the Debentures for a price equal to 112% of the amount of principal to be redeemed plus all accrued but unpaid interest and other amounts due under the Debentures.

Covenants

The Debentures contain a variety of covenants on the part of the Company that are typical for transactions of this type, as well as the following covenants, which may be waived upon written consent of the Buyers holding at least 60% of the Debentures:

•	The Company may not incur other indebtedness, except for certain permitted indebtedness.

•	The Company may not incur any liens, except for certain permitted liens.

•	The Company may not amend its charter documents in a way that would materially and adversely affect any holder of the Debentures.

•	The Company must at all times reserve a number of shares equal to the number of shares of Common Stock issuable upon conversion of the Debentures outstanding at that time.

•	The Company may not, directly or indirectly, redeem or repay all or any portion of any indebtedness, other than scheduled payments on permitted indebtedness and the Debentures on a pro-rata basis.

•	The Company may not redeem, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock equivalents.

•	The Company may not pay dividends or distributions on any equity securities of the Company.

•	The Company may not enter an affiliate transaction material to the Company unless such transaction was approved by a majority of the Company’s disinterested directors.

Purchase Rights

If, while the Debentures are outstanding, the Company issues any evidences of indebtedness, assets, rights or warrants to subscribe for or purchase any security of the Company, then any holder of the Debentures shall, upon conversion, have the right to acquire the same securities as if it had converted the Debentures immediately before the date on which a record is taken for such distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such distribution.

Warrants

The Warrants are immediately exercisable and, in the aggregate, entitle the Buyers to purchase up to 3,343,465 shares of Common Stock. The Warrants have an initial exercise price of $1.80 per share payable in cash, or, if within 60 days of the issuance of the Warrants, each share of Common Stock issuable upon exercise of the Warrants is not registered for resale with the SEC or such registration statement is not available for resale, by way of a “cashless exercise.” The Warrants expire on April 5, 2017.

Similar to the Debentures, the Warrants require payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Warrants also contain similar limitations on exercise, including the limitation that any Buyer may not exercise its Warrants to the extent that upon exercise, such Buyer, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of Common Stock (subject to an increase, upon at least 61 days’ notice by such Buyer to the Company, of up to 9.99%).

Anti-Dilution Protection

The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants are subject to adjustments for stock splits, combinations or similar events.

In addition, the Warrants are also subject to a “most favored nation” adjustment pursuant to which, in the event that the Company issues or is deemed to have issued certain securities with terms that are superior than those of the holders of the Warrants, except with respect to exercise price and warrant coverage, the terms of such superior issuance shall automatically be incorporated into the Warrants.

Fundamental Transactions

Upon the occurrence of a transaction involving a change of control that is (i) an all cash transaction, (ii) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (iii) involving a person or entity not traded on a national securities exchange, the holders of the Warrants will have the right, among others, to have the Warrants repurchased for a purchase price in cash equal to the Black-Scholes value (as calculated pursuant to the Warrants) of the then unexercised portion of the Warrants.

Purchase Rights

If, while the Warrants are outstanding, the Company issues any evidences of indebtedness, assets, rights or warrants to subscribe for or purchase any security of the Company, then any holder of the Warrants shall, upon exercise, have the right to acquire the same securities as if it had exercised the Warrants immediately before the date on which a record is taken for such distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such distribution.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the SEC within 45 days of the Closing Date covering the resale of all of the Underlying Shares not then registered.  The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 90 days of the Closing Date in the event that the registration statement is not reviewed by the SEC and within 120 days of the Closing Date in the event that the registration statement is reviewed by the SEC and the SEC issues comments.

If (i) the registration statement is not filed within 45 days of the Closing Date, (ii) the registration statement is not declared effective by the SEC within 90 days of the Closing Date in the case of a no review, (iii) the registration statement is not declared effective by the SEC within 120 days of the Closing Date in the case of a review by the SEC pursuant to which the SEC issues comments or (iv) the registration statement ceases to remain continuously effective for more than 30 consecutive calendar days or more than an aggregate of 60 calendar days during any 12-month period after its first effective date, then the Company shall pay liquidated damages to the Buyers in an amount equal to 1% of the aggregate purchase price paid by the Buyers on the day of delinquency and each 30th day of delinquency thereafter. Notwithstanding the foregoing, (i) the maximum aggregate liquidated damages due under the Registration Rights Agreement shall be 6% of the aggregate purchase price paid by the Buyers, and (ii) if any partial amount of liquidated damages remains unpaid for more than seven days, the Company shall pay interest of 18% per annum, accruing daily, on such unpaid amount.

Pursuant to the Registration Rights Agreement, the Company must maintain the effectiveness of the registration statement from the effective date until the date on which all securities registered under the registration statement have been sold, or are otherwise able to be sold pursuant to Rule 144 without volume or manner-of-sale restrictions pursuant, subject to the Company’s right to suspend or defer the use of the registration statement in certain events.

Security Documents

Pursuant to the Security Agreement, the Intellectual Property Security Agreement and the Deposit Account Control Agreement, the Company’s obligations under the Debentures are secured by a first priority perfected security interest in all of the assets and properties of the Company, including the stock of InspireMD Ltd. and InspireMD GmbH. On April 5, 2012, InspireMD Ltd., the Company’s wholly owned subsidiary, and Inspire MD GmbH, a wholly owned subsidiary of InspireMD Ltd., also executed a Subsidiary Guarantee in favor of the Buyers supporting the Company’s performance under the Debentures.  On April 5, 2012, InspireMD Ltd. issued to the Buyers a Fixed and Floating Charge Debenture (the “Israel Security Agreement”) in order to create a security interest in the all assets and property of InspireMD Ltd. securing the Company’s obligations.

Placement Agents

In consideration for serving as a placement agents for the Private Placement, Oppenheimer & Co. Inc., JMP Securities LLC and Palladium Capital Advisors, LLC (collectively, the “Placement Agents”) were issued an aggregate cash fee of $848,750 and warrants to purchase 312,310 shares of Common Stock (the “Placement Agent Warrants”).  The Placement Agent Warrants are identical to the Warrants issued to the Buyers.

Lock-Up Agreements

In connection with the Private Placement, the Company’s executive officers and directors entered into lock-up agreements for a period of 30 days following the effectiveness of the registration statement to be filed pursuant to the Registration Rights Agreement, subject to the approval of Oppenheimer & Co. Inc. (the “Lock-Up Agreements”).

The Securities Purchase Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Security Agreement, the Intellectual Property Security Agreement, the Deposit Account Control Agreement, the Subsidiary Guarantee, the Israel Security Agreement and the form of Lock-Up Agreement are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including, without limitation, the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Exchange Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On April 5, 2012, the Company issued the Debentures and the Warrants described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $11,000,000. The details of this transaction are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

The Debentures and the Warrants issued to the Buyers were not registered under the Securities Act or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D (Rule 506) under the Securities Act.  Each of the Buyers was an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Private Placement.

The Placement Agent Warrants issued to the Placement Agents were not registered under the Securities Act or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D (Rule 506) under the Securities Act. Each Placement Agent was an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Private Placement.

Item 7.01 Regulation FD Disclosure.

On April 5, 2012, the Company issued a press release announcing the signing of the Securities Purchase Agreement disclosed in Item 1.01 above. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements And Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated April 5, 2012, by and between InspireMD, Inc. and the Buyers thereto

10.2	Form of Senior Secured Convertible Note issued April 5, 2012

10.3	Form of Common Stock Purchase Warrant issued April 5, 2012

10.4	Registration Rights Agreement, dated April 5, 2012, by and between InspireMD, Inc. and the Buyers

Exhibit Number	Description
10.5	Security Agreement, dated April 5, 2012, by and between the Company, InspireMD Ltd., Inspire MD GmbH and the Buyers

10.6	Intellectual Property Security Agreement, dated April 5, 2012, by and between InspireMD, Inc., InspireMD Ltd., Inspire MD GmbH and the Buyers

10.7	Deposit Account Control Agreement, dated April 5, 2012, among InspireMD, Inc., the Buyers and Bank Leumi USA

10.8	Subsidiary Guarantee, dated April 5, 2012, by InspireMD Ltd. and Inspire MD GmbH, in favor of the Buyers

10.9	Fixed and Floating Charge Debenture, dated April 5, 2012, by and between InspireMD Ltd. and the Buyers

10.10	Form of Lock-Up Agreement

99.1	Press release dated April 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Dated: April 6, 2012	By:
Name: Craig Shore
Title: Chief Financial Officer